12% SUBORDINATED CONVERTIBLE SECURED NOTES





                           EXCHANGE OFFERING STATEMENT







                             DATAMETRICS CORPORATION
                            (a Delaware corporation)






                                February 8, 2001












DO NOT COPY OR                                             COPY NO. __________
CIRCULATE.  FOR THE EXCLUSIVE
USE OF: __________________________

               PROPOSED AMENDMENTS TO CERTIFICATE OF INCORPORATION


         DATAMETRICS CORPORATION IS SOLICITING APPROVAL OF AN AMENDMENT TO ITS CERTIFICATE OF INCORPORATION (I) TO INCREASE ITS AUTHORIZED CAPITAL STOCK TO 410,000,000 SHARES, COMPRISED OF 400,000,000 SHARES OF COMMON STOCK, PAR VALUE $.01 PER SHARE, AND 10,000,000 SHARES OF PREFERRED STOCK, PAR VALUE $.01 PER SHARE AND (II) TO EFFECT A 1 FOR 20 REVERSE STOCK SPLIT WITH RESPECT TO ALL OUTSTANDING SHARES OF CAPITAL STOCK OF DATAMETRICS CORPORATION. THE FOLLOWING TERMS OF THE EXCHANGE OFFER TAKE INTO ACCOUNT AND ARE CONDITIONED UPON THE APPROVAL OF THE FOREGOING AMENDMENT OF THE CERTIFICATE OF INCORPORATION.


                             SUMMARY OF THE OFFERING

Issuer:                                     Datametrics Corporation, a Delaware corporation with principal executive offices at 1717 Diplomacy Row, Orlando, Florida 32809.

Securities Offered:                         Up to 3,119,168 shares of Common Stock, par value $.01 per share (the
                                            "Common Stock").

Securities to be                            12% Subordinated Convertible Secured Notes in the aggregate principal
Exchanged:                                  amount (including interest paid in-kind) of $2,835,607 (as of
                                            December 31, 2000).

Exchange Ratio:                             1.1 shares of Common Stock for each $1 of 12% Subordinated
                                            Convertible Secured Notes.

Registration Rights:                        The holders shall have piggyback registration rights with respect to shares of Common Stock.

Procedure for                               Tender of 12% Subordinated Exchange: Convertible Secured Notes may be
                                            made by executing the Letter of Acceptance attached to this Exchange
                                            Offering Statement as Exhibit A and delivering it to Datametrics
                                            Corporation prior to the Expiration Time.

Expiration Time:                            The Exchange Offer will expire at 5:00 p.m. New York City time on
                                            February 28, 2001 (the "Expiration Time") unless extended by
                                            Datametrics Corporation.

Expenses and Fees:                          Datametrics Corporation will act as its own exchange agent.  All expenses to be incurred in connection with the offering will be paid by Datametrics Corporation.

         THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED WITH OR APPROVED OR DISAPPROVED BY THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION ("SEC") OR ANY STATE SECURITIES AGENCY, NOR HAS THE SEC OR ANY STATE AGENCY PASSED UPON THE ACCURACY OR ADEQUACY OF THIS EXCHANGE OFFERING STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         THE SECURITIES OFFERED IN THIS EXCHANGE OFFERING STATEMENT ARE SUITABLE ONLY FOR PERSONS WHO HAVE NO NEED FOR LIQUIDITY IN THEIR INVESTMENTS. THESE SECURITIES INVOLVE SUBSTANTIAL RISKS AS SET FORTH IN THIS EXCHANGE OFFERING STATEMENT.

         THE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SEC UNDER THE SECURITIES ACT OF 1933, AS AMENDED, IN RELIANCE UPON AN EXEMPTION THEREFROM. THE SECURITIES WILL BE SOLD ONLY TO QUALIFIED PURCHASERS AS DESCRIBED HEREIN.

         NO DEALER, SALESMAN OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS EXCHANGE OFFERING STATEMENT AND, IF GIVEN OR MADE, SUCH INFORMATION AND REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE CORPORATION.

         THIS EXCHANGE OFFERING STATEMENT DOES NOT CONSTITUTE AN OFFER TO SELL OR AN OFFER TO BUY BY ANYONE IN ANY STATE OR ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH AN OFFER OR SOLICITATION, OR TO ANY PERSON OTHER THAN THE PROSPECTIVE INVESTOR NAMED ON THE COVER HEREOF.

         THE STATEMENTS IN THIS EXCHANGE OFFERING STATEMENT ARE MADE AS OF THE DATE HEREOF, UNLESS ANOTHER TIME IS SPECIFIED. NEITHER THE DELIVERY OF THIS EXCHANGE OFFERING MEMORANDUM NOR ANY SALE HEREUNDER SHALL CREATE, UNDER ANY CIRCUMSTANCE, AN IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE FACTS HEREIN SET FORTH SINCE THE DATE HEREOF.

         NO REPRESENTATIONS, WARRANTIES OR SUGGESTIONS OF ANY KIND ARE INTENDED OR SHOULD BE INFERRED IN RESPECT OF THE ECONOMIC RETURN WHICH MAY ACCRUE TO THE HOLDERS.

         PROSPECTIVE INVESTORS ARE WARNED THAT THERE HAS BEEN NO INDEPENDENT REVIEW OF THE TERMS OR THE STRUCTURE OF THIS OFFERING. EACH PROSPECTIVE INVESTOR AND THE INVESTOR'S ADVISORS SHOULD REVIEW THIS EXCHANGE OFFERING STATEMENT ON THAT BASIS.

                                STATE LAW NOTICES

            IN MAKING AN INVESTMENT DECISION, INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE PERSON OR ENTITY CREATING THE INVESTMENT AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THE INVESTMENTS HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

            THE INVESTMENTS ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT IN ACCORDANCE WITH THE REQUIREMENTS AND CONDITIONS SET FORTH HEREIN. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

            THE EXCHANGE OFFERING STATEMENT IS INTENDED SOLELY FOR THE USE OF THE PERSON TO WHOM IT HAS BEEN DELIVERED FOR THE PURPOSE OF EVALUATING A POSSIBLE INVESTMENT BY THE RECIPIENT IN THE CORPORATION DESCRIBED HEREIN.

                            FOR CALIFORNIA RESIDENTS

            THE SALE OF SECURITIES HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL UNLESS THE SALE OF SECURITIES IS EXEMPT FROM THE QUALIFICATION BY SECTIONS 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO SUBSCRIBE FOR THE NOTES WHICH ARE THE SUBJECT OF THIS EXCHANGE OFFERING STATEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

                                  FOR ILLINOIS

            THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECRETARY OF STATE OF ILLINOIS, NOR HAS THE SECRETARY OF STATE OF ILLINOIS OR THE STATE OF ILLINOIS PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                             FOR NEW YORK RESIDENTS

            THIS EXCHANGE OFFERING STATEMENT HAS NOT BEEN FILED WITH OR REVIEWED BY THE ATTORNEY GENERAL OF THE STATE OF NEW YORK PRIOR TO ITS ISSUANCE AND USE. THE ATTORNEY GENERAL OF THE STATE OF NEW YORK HAS NOT PASSED ON OR ENDORSED THE MERITS OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

                       FOR INVESTORS IN ALL UNITED STATES

            THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. EACH PURCHASER WILL BE REQUIRED TO REPRESENT THAT IT IS ACQUIRING THE NOTES PURCHASED BY IT FOR INVESTMENT AND NOT WITH A VIEW TO RESALE OR DISTRIBUTION.

                              TERMS OF THE EXCHANGE

         Datametrics Corporation (the "Corporation") hereby offers (the "Exchange Offer") to exchange 1.1 shares of its Common Stock, par value $.01 per share (the "Common Stock"), for each $1.00 of principal amount of the Corporation's 12% Subordinated Convertible Secured Notes (the "Notes"). The Exchange Offer will be effective as to all Notes tendered for exchange. There is no minimum principal amount of the Notes that must be tendered for the exchange to be effective. However, the Exchange Offer will not be effective as to any individual Noteholder unless all of the Notes held by such person are tendered for exchange. The Corporation will act as its own exchange agent for, and will pay all fees and expenses of, the Exchange Offer.

         The Corporation will, upon the terms and subject to the conditions set forth in this Exchange Offer, acquire all Notes which are properly tendered by the Expiration Time. The Expiration Time shall be 5:00 P.M., New York City time, on February 28, 2001, unless extended at the sole option of the Corporation. All Notes tendered shall be deemed to have been irrevocably tendered and may not be withdrawn. No Notes may be tendered after 5:00 P.M. New York City time, on February 28, 2001, unless the Corporation shall have extended the Expiration Time beyond that date.

         NO HOLDER IS REQUIRED TO TENDER HIS NOTES, BUT A HOLDER MUST TENDER ALL OF HIS NOTES IN ORDER PROPERLY TO TENDER ANY PART THEREOF. NO PARTIAL TENDER WILL BE ACCEPTED. A HOLDER MAY DECIDE, AFTER CONSULTATION WITH HIS COUNSEL, ACCOUNTANT, OFFEREE REPRESENTATIVE OR OTHER ADVISOR, THAT IT IS NOT IN HIS BEST INTEREST TO TENDER HIS NOTES. THIS IS A DECISION WHICH EACH HOLDER MUST MAKE AND THE CORPORATION DOES NOT EXPRESS AN OPINION CONCERNING THE CHOICE TO BE MADE BY ANY HOLDER.

         Holders may tender their Notes by properly completing and executing the Letter of Acceptance attached to this Exchange Offering Statement as Exhibit A and delivering it to the Corporation.

         All questions as to the validity, eligibility (including time of receipt) and acceptance of the tender of a Note will be determined by the Corporation, whose determination will be final and binding. The Corporation also reserves the absolute right to waive certain conditions of the Exchange Offer or any defect in the tender of any Notes.

         Please read carefully the Letter of Acceptance for a more complete description of tender, acceptance and exchange procedures and the rights and obligations of tendering holders and of the Corporation.

         Notwithstanding any other provision of the Exchange Offer, the Corporation will not be required to accept any Notes tendered for exchange, and may at its sole discretion terminate or amend the Exchange Offer, if at or before the Expiration Time:

         (a) there shall have occurred (i) a declaration of a banking moratorium, any suspension of payments in respect of banks in the United States or any limitation by federal or state authorities (whether or not mandatory) on the extension of credit by lending institutions, (ii) a commencement of a war or other international or national calamity directly or indirectly involving the United States, or (iii) any material change in exchange rates for United States dollars as against any other currency or the imposition of a suspension of, or limitations on, the markets therefor; or, in the case of any of the foregoing existing at the commencement of the Exchange Offer, a material acceleration or worsening thereof;

         (b) there shall be instituted, threatened or pending any action or proceeding before any court or governmental, regulatory or administrative agency or commission or by any other person (domestic or foreign) (i) challenging the making of the Exchange Offer or otherwise directly or indirectly relating to the Exchange Offer or (ii) otherwise adversely affecting the Corporation; or, in the case of any of the foregoing existing at the commencement of the Exchange Offer, any material change therein; or

         (c) any domestic or foreign statute, rule or regulation shall have been proposed or enacted, or any action shall have been taken by any governmental authority, which, in the sole judgment of the Corporation, prohibits consummation of the Exchange Offer or materially and adversely affects the business of the Corporation;

and if in the sole judgment of the Corporation in any such case, and regardless of the circumstances (including any action by the Corporation giving rise to any such condition), such condition makes it inadvisable to proceed with the Exchange Offer.

         Any determination by the Corporation concerning any of the foregoing conditions shall be final and binding on all parties. The foregoing conditions are for the sole benefit of the Corporation and may be asserted by the Corporation regardless of the circumstances (including any action by the Corporation) giving rise to any such condition and may be waived by the Corporation in whole or in part.

                           DESCRIPTION OF COMMON STOCK



         Set forth below is a summary of the principal features of the Common Stock.
Amount Authorized:                3,119,168 shares

Par Value:                        $.01 per share

Dividends:                        The Corporation does not anticipate declaring dividends in the foreseeable future.

Voting Rights:                    Each share of Common Stock shall entitle the holder thereof to one vote on all matters requiring stockholder vote.

Registration Rights:              The holders shall have piggyback registration rights with respect to the shares of Common Stock.



         The holders of Common Stock are entitled to one vote for each share held of record on all matters submitted to a vote of the stockholders. Except as otherwise provided by law, the holders of Common Stock vote together with the holders of preferred stock as one class. Subject to the rights of the holders of any shares of any outstanding preferred stock which may at the time be outstanding, holders of Common Stock will be entitled to such dividends as the board of directors may declare out of funds legally available therefor. Subject to the prior rights of creditors and holders of any preferred stock which may be outstanding from time to time, the holders of Common Stock are entitled, in the event of liquidation, dissolution or winding up of the Corporation, to share pro rata in the distribution of all remaining assets.
The Common Stock is not liable for any calls or assessments and is not convertible into any other securities.
In addition, there are no redemption or sinking fund provisions applicable to the Common Stock.


                           COMPARISON OF COMMON STOCK
                             AND NOTES AND WARRANTS


         There are a number of significant differences between the attributes of ownership of the Common Stock and Notes and Warrants.

                                 TRANSFERABILITY

                                      Stock

         The transfer of shares of the Common Stock received by the persons in the Exchange Offering will be restricted following the Exchange Offering to the extent that no resale may be made in violation of the
Securities Act of 1933 or any other state or federal securities or other laws. In general, there will be no other restrictions on transfer. The holders will have piggyback registration rights with respect to the
Common Stock. The Common Stock of the Corporation is traded on the NASDAQ Bulletin Board.

                                      Notes

         The Notes are not freely transferable. There is no established trading market for any of the Notes and none is expected no develop.


                                     VOTING

         Each share of Common Stock will be entitled to one vote on all matters requiring stockholder vote.


         The Noteholders have no right to direct the affairs of the Corporation nor to vote on actions taken or to be taken by the Corporation.


                                  ASSESSABILITY

         The Common Stock will, when issued, be fully paid and non-assessable. The Notes are non-assessable.


                             STATUS VERSUS CREDITORS


                                      Stock

          The interest of the holders of Common Stock in the assets of the Corporation is, in the event of dissolution of the Corporation, subordinate to creditors of the Corporation.

                               Notes and Warrants

         Except for the $1,496,140 Senior Note of the Corporation, the holders of Notes rank equally with other senior, secured creditors of the Corporation and are senior to holders of the Common Stock.

                           BUSINESS OF THE CORPORATION

         The Corporation designs, develops and sells high-speed color printers, high-resolution non-impact printer/plotters and ruggedized computers, printers and workstations. The Corporation pioneered the development of high-speed, non-impact printers for tactical military applications. The Corporation is focused on the manufacture and sale of its core product line of ruggedized printers.

MANAGEMENT TEAM

         VINCE CAHILL, CHIEF EXECUTIVE OFFICER. Prior to being appointed CEO, Mr. Cahill has been a Director of the Corporation since April 1999. Since 1978 he has been a consultant to The Colorworks, a screen-printing and graphic imaging firm. Since 1996 he has served as a consultant to IT Strategies, a consulting company servicing the digital printing industry. Mr. Cahill is also a member of Newhill Technologies, LLC, which has pioneered development of digital technology for printing on ceramics and glass, and since 1998 has worked with Specialty Materials and Graphic Solutions, a firm which imports "thermo-weldable" printing materials. Mr. Cahill has written extensively on digital printing and graphic imaging as a contributing editor to Impressions Magazines and a writer for Screen Printing Magazine.

         CAL LEONE, CHIEF OPERATING OFFICER. Mr. Leone is a business development manager, engineer, consultant, and author with more than 17 years of experience in various high-tech business sectors. He has served as CEO of Graseby Optronics, a division of Graseby PLC, UK, an international manufacturer of precision electro-optical instrumentation specializing in color measurement systems and fiber-optic test equipment. He joined Datametrics as the Engineering Manager in 1999.

         LARRY SILVERMAN, CHIEF FINANCIAL OFFICER. Prior to becoming the CFO, Mr. Silverman served as Controller of the Corporation. From 1991 to 1999, Mr. Silverman was Controller of Shima Seiki U.S.A. Inc., headquartered in Cranbury, New Jersey.

         DONALD NEWMAN, CHIEF TECHNOLOGY OFFICER. Mr. Newman, is chartered with guiding the Company's expansion into the e-business arena through its MadeMyWay.com subsidiary as well as the initial growth of Internet accessibility of Datametrics customer service and sales and marketing functions. An industry veteran with over 18 years of experience in software product development and product line management, Newman will direct and manage the Datametrics IT team. Previously, he was a co-founder of sonicnet.com in 1994, a leading music service on the Internet now owned by MTV. Mr. Newman was also Product Manager for brandwizard.com and developed applications for automated packaging graphics worldwide.

         HEIDI JAMES, VICE PRESIDENT OF MARKETING. Ms. James will spearhead marketing for the Company's Industrial and MadeMyWay business units. In addition, she will continue to expand marketing, product development and customer service for the company's revitalized Military business. Ms. James has over ten years experience in selling and marketing product. Ms. James was previously Vice President for Sales and Marketing with Circline, and Chief Operating Officer of OurYearbook.com. Prior to these positions she was with several prestigious New York based design firms.


                       EXCHANGE OF 10% SUBORDINATED NOTES

         Simultaneously with this Exchange Offer, the Corporation is offering (the "10% Exchange Offer") to the holders of the Corporation's 10% Subordinated Notes (the "10% Notes") the option to exchange such securities for Step-Up Coupon Convertible Subordinated Notes due 2003 ("Step-Up Notes"). As of December 31, 2000 the aggregate principal amount of outstanding 10% Notes was $3,524,000, which is subject to the 10% Exchange Offer. The Corporation is offering to exchange $1.00 in principal amount of the 10% Notes for $1.5050 in principal amount of the Step-Up Notes. If the entire amount of the 10% Notes are tendered for exchange in the 10% Exchange Offer, the holders will receive $5,303,620 in principal amount of the Step-Up Notes.


                               EFFECT OF EXCHANGE

         As of December 31, 2000, the aggregate principal amount (including interest paid in-kind) of outstanding Notes was $2,835,607 which is subject to this Exchange Offer. As a condition to the Exchange Offer, holders of the Notes will release all rights under the Notes, including, without limitation, all claims for damages, including, without limitation, liquidated damages, for defaults under the Notes (or any related documents), including, without limitation, any damages for any failure to comply with any registration requirements imposed on the Corporation.

                        RECENT DEVELOPMENTS IN FINANCINGS

         The Corporation's senior secured bank facility with Branch Banking & Trust Corporation (the "Bank") in the amount of $1,496,140 (the "Senior Bank Loan") was in default in September, 2000. The Bank drew on a letter of credit posted by Roy and Carl Doumani in full satisfaction of the Corporation's obligations to the Bank and assigned the loan documents and collateral to the Doumanis. DMTR, LLC ("DMTR"), a New York limited liability company of which Bruce Galloway, the Chairman of the Corporation, is a member, has satisfied all obligations under those loan documents owing to the Doumanis, and DMTR has taken an assignment of the loan documents and the collateral securing that loan. In addition, DMTR has repaid all of the Corporation's bridge financings in the aggregate amount of $1,305,000 (the "Bridge Financings") from Mr. Galloway and certain co-investors and taken an assignment of the loan documents evidencing the Bridge Financings and an assignment of the collateral securing the Bridge Financings.

         Effective January 31, 2001, DMTR and the Corporation executed loan documents to provide the Corporation with a line of credit in the maximum amount of $798,860 (the "Line of Credit"). Accordingly, the Corporation (assuming a draw of the entire Line of Credit) is obligated to DMTR in the aggregate amount of $3,600,000 (comprised of $1,496,140 on the Senior Bank Loan, $1,305,000 on the Bridge Financings and $798,860 on the Line of Credit). The Line of Credit has a term of two years with interest (payable monthly) at the Base Rate of Citibank, N.A. plus 100 basis points and is secured by all assets of the Corporation, a pledge of the Corporation's stock in MadeMyWay.Com and the assets of MadeMyWay, To the extent such assets and stock are pledged to secure the Senior Bank Loan and the Bridge Financings, the security for the Line of Credit is subject to such prior security interests. The Corporation is also obligated to make mandatory prepayments of the principal of the Line of Credit on a monthly basis to the extent the Corporation has available cash in excess of $200,000. Simultaneously with the closing of the Line of Credit, DMTR agreed to modify the terms of the Senior Bank Loan and the Bridge Financings to conform those terms to the terms of the Line of Credit. Therefore, the Senior Bank Loan and the Bridge Financings mature on January 31, 2003, accrue interest (payable monthly) at the Base Rate of Citibank N.A. plus 100 basis points and are subject to the mandatory prepayment provision set forth in the Line of Credit. As additional consideration for the financings provided by DMTR, the Corporation issued a Warrant to DMTR to acquire up to 7,000,000 shares of the common stock of the Corporation with an exercise price of $.125 per share (equivalent to $2.50 post reverse split), exercisable through January 31, 2007. DMTR has also agreed to exchange $700,000 in principal amount of the Bridge Financings for the issuance of 700,000 shares (on a post reverse split basis) of the Corporation's common stock.

                                  RISK FACTORS

         AN INVESTMENT IN THE COMMON STOCK OF THE CORPORATION IS SPECULATIVE AND INVOLVES A HIGH DEGREE OF RISK. IN ADDITION TO THE OTHER INFORMATION PROVIDED TO A HOLDER BY THE CORPORATION, A HOLDER SHOULD CAREFULLY CONSIDER THE FOLLOWING RISK FACTORS REGARDING THE CORPORATION BEFORE MAKING AN INVESTMENT DECISION TO PARTICIPATE IN THE EXCHANGE OFFER.

Loss In First Nine Months, Expected Loss In Fiscal Year 2000

         The Corporation reported a net loss of $5,233,000 for the nine-months ended July 30, 2000. The Corporation expects to incur a substantial loss for fiscal year 2000 which it is unable to quantify at this time.

Uncertainty of commercial implementation of printer technology

         The Corporation's future success depends in large part on the timely and successful development and marketing in commercial markets of products based upon the Corporation's proprietary high-speed color digital printer technology. Mass commercial implementation of the Corporation's technology remains uncertain and is subject to a number of factors including, without limitation, timely completion of the Corporation's product offerings, the timing of development of competing color printing technologies, the availability of adequate manufacturing capacity and distribution channels and the availability of adequate working capital to finance development, manufacture and marketing of the products.

Dependence on third party distribution channels to access certain mass commercial printer markets

         Because the Corporation believes that time-to-market is an important factor in addressing available commercial markets, such as the short-run production printer market, its primary distribution strategy is to align itself with original equipment manufacturers ("OEMs") possessing brand name recognition and established distribution channels. Accordingly, the Corporation has been seeking OEM agreements to provide such distribution capabilities. There can be no assurance that the Corporation will be successful in securing such alliances and, if so, what capabilities or resources any such alliance will actually provide to the Corporation. Additionally, the Corporation is presently seeking to establish third party distribution capabilities through national and/or regional distribution networks for markets not specifically covered by OEM candidates. Such distribution channels have not yet been established. There can be no assurance that the Corporation will be successful in establishing such distribution channels.

The Corporation may not have operating income or net income in the future.

         The Corporation anticipates continuing to incur significant operating expenses in the future including significant cost of revenues, selling, general and administrative and amortization expenses. As a result, the Corporation may incur operating losses and may not have enough money to grow its business in the future.

Dependence on Personnel

         The success of the Corporation's business will depend upon its ability to attract and retain personnel with a wide range of technical capabilities. Competition for such personnel is intense, and is expected to increase in the future. If the Corporation is unable to attract and retain qualified personnel, its business and results of operations will be adversely affected.

The Corporation has a history of recent losses.

         The Corporation has incurred losses for the 2000 fiscal year and for immediately preceding fiscal years. Historically, operating losses have caused the Corporation to suffer liquidity problems, which liquidity problems persist. In the event that the Corporation plans change, its assumptions change or prove to be inaccurate, projected cash flow proves to be insufficient or its losses continue, the Corporation will not be able to sustain operations without additional financing. Although the Corporation has been able to raise sufficient capital from affiliates and outside investors to maintain its operations, the Corporation has no current commitments or arrangements for additional financing and there can be no assurance that additional financing will be available on acceptable terms, if at all.

Restrictions on Transferability of the Securities; No Demand Registration
Rights.

         The shares of Common Stock offered hereby have not been registered under the Securities Act of 1933 (the "Securities Act"). Accordingly, under the Securities Act, the shares of Common Stock may not be resold unless a registration statement is filed and becomes effective or an exemption from registration is available. Similar restrictions on transferability are imposed under the securities or "blue sky" laws of certain states. As a result of these limitations on transferability, an investment in the shares of Common Stock should not be considered liquid. Investors will have "piggyback" registrations rights regarding the shares of Common Stock (subject to underwriter cutbacks), but no demand registration right which would compel the Corporation to take such actions.

Disclosures Relating to Low Priced Stocks; Possible Adverse Effect of Penny Stock Rules on Liquidity for the Corporation's Securities.

         Trading of the Common Stock is currently conducted in the NASDAQ Bulletin Board. An investor may find it difficult to dispose of or to obtain accurate quotations as to the price of such securities.

         If both the price per share is below $5.00 and the Corporation's revenues fall below $6,000,000 per year, the Common Stock would be subject to certain penny-stock rules promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Rule 15g-9 under the Exchange Act imposes additional sale practice requirements on broker-dealers which sell such securities to persons other than established customers and accredited investors. For transactions covered by this Rule, a broker-dealer must make a special suitability determination for the purchaser and have received the purchaser's written consent to the transaction prior to sale. For any transaction by broker-dealers involving a penny stock, unless exempt, the rules require delivery, prior to a transaction in a penny stock, of a risk-disclosure document relating to the penny stock market. Disclosure is also required to be made about compensation payable to both the broker-dealer and the registered representative and current quotations for the securities. Finally, statements are required to be sent disclosing recent price information for the penny stock held in the account and information on the limited market in penny stocks. Consequently, such Rule may affect the ability of broker-dealers to sell the Corporation's Common Stock and may affect the ability of purchasers in the offering to sell any of the Corporation's Common Stock acquired upon conversion in the secondary market if such Common Stock becomes tradeable on such market, of which there can be no assurance.

Volatility of Market Price of Shares.

         Trading of the Common Stock is conducted in the NASDAQ Bulletin Board. There can be no assurance that an active trading market will be sustained. The market price for the Corporation's Common Stock may be significantly affected by such factors as the Corporation's financial results and introduction of new products by the Corporation or its competitors. Additionally, in recent years, the stock market has experienced a high level of price and volume volatility, and market prices for many companies, particularly small and emerging growth companies, the stocks of which trade in the over-the-counter market, have experienced wide price fluctuations not necessarily related to the operating performance of such companies. The market price for the Corporation's Common Stock may be affected by general stock market volatility.

Shares Eligible for Future Sale.

         All of the Corporation's outstanding shares of Common Stock that are currently eligible for sale on the NASDAQ Bulletin Board, are eligible for sale under Rule 144 or will be eligible for sale when the Corporation has filed all periodic reports required to be filed during the preceding 12 months under the Securities Exchange Act of 1934. In general, under Rule 144, subject to the satisfaction of certain other conditions, a person who has owned restricted shares of Common Stock beneficially for at least one year, is entitled to sell, within any three-month period, a number of shares that does not exceed the greater of 1% of the total number of outstanding shares of the same class or the average weekly trading volume during the four calendar weeks preceding the sale. One such condition is that the Corporation have filed all reports required under the Securities Exchange Act of 1934 for the preceding 12 months.

         No predictions can be made as to the effect, if any, that sales of previously issued shares will have on the market prices prevailing from time to time. Nevertheless, the possibility that substantial amounts of the shares may be sold in the public market may adversely affect prevailing market prices for the shares and could impair the Corporation's ability to raise capital through the sale of its equity shares.


                         FEDERAL INCOME TAX CONSEQUENCES

         A HOLDER IS ENCOURAGED TO CONSULT HIS OWN TAX ADVISOR TO UNDERSTAND THE TAX CONSEQUENCES OF PARTICIPATING IN THE EXCHANGE OFFER.